                                                                  EXHIBIT 10.16
                                                                  EXECUTION COPY

                AMENDMENT NO. 2 TO THE AGREEMENT TO BUILD TO SUIT

                  Amendment No. 2 (this "Amendment"), dated as of August 31, 2001, to the Agreement to Build to Suit, dated as of December 14, 2000, by and among SBC Wireless, LLC ("SBCW"), for itself and as Agent for the SBCW Parties (as defined in Section 1.01 of the Agreement) (as defined below) designated on the signature pages thereto, SpectraSite Holdings, Inc. ("TowerCo Parent") and SpectraSite Communications, Inc. ("Vendor"), as amended by that certain Amendment No. 1 to the Agreement to Build to Suit, dated as of January 31, 2001, by and among SBCW, TowerCo Parent and Vendor (as amended, the "Agreement"). Unless otherwise defined herein, capitalized terms shall have such meanings as ascribed to them in the Agreement.

                  WHEREAS, SBCW, Vendor and TowerCo Parent desire to amend the Agreement as more particularly set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

                  1.       Amendment to Section 3.02(a) of the Agreement.
Section 3.02(a) of the Agreement is hereby amended by including the following language immediately prior to the end of the second sentence:

                         "(as accomplished by Annex C)"

                  2.       Amendment to Section 3.02(b) of the Agreement.
Section 3.02(b) of the Agreement is hereby amended by including the following language immediately prior to the end of the first sentence:

                         "(as accomplished by Annex C)"

                  3. Amendment of Annex C to the Agreement. Annex C to the Agreement is hereby amended and restated in its entirety as provided in Schedule 1 attached hereto and made part hereof.

                  4. Amendment of Annex D to the Agreement. Annex D to the Agreement is hereby amended and restated in its entirety as provided in Schedule 2 attached hereto and made part hereof.

                  5. Amendment of Annex G-2 to the Agreement. Annex G-2 to the Agreement is hereby amended and restated in its entirety as provided in
Schedule 3 attached hereto and made part hereof.
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                                                                               2

                  6. Amendment of Annex I to the Agreement. Annex I to the Agreement is hereby amended and restated in its entirety as provided in Schedule 4 attached hereto and made part hereof.

                  7. Amendment of Annex 1 to Schedule 3.10(c) of the Agreement. Annex 1 to Schedule 3.10(c) to the Agreement is hereby amended and restated in its entirety as provided in Schedule 5 attached hereto and made part hereof.

                  8. Amendment of Schedule 3.12(a) and Schedule 3.12(b) of the Agreement. Schedule 3.12(a) and Schedule 3.12(b) are hereby amended to add GTE Mobilnet of Austin Limited Partnership.

                  9. Reimbursement for Search Costs. Notwithstanding anything to the contrary contained in the Agreement, in the event Vendor proposes one or more Third Party Sites to SBCW in response to a SARF and SBCW engages a Person other than Vendor to perform Collection Services with respect to any of such Site, SBCW shall reimburse Vendor $500 for search costs in connection with such Third Party Sites. Such reimbursement shall be made within 30 days after delivery by Vendor to SBCW of an invoice for such costs.

                  10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

                  11. Ratification of Agreement. This Amendment shall not constitute an amendment or modification of any other provision of the Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Agreement are and shall remain in full force and effect.

                  12. Governing Law. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws or rules.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
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                  IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the day and year first above written.

                                    SBCW:

                                    SBC WIRELESS, LLC,
                                    on behalf of itself and the SBCW Parties listed on Exhibit A pursuant to Section
                                    16.17 of the Agreement



                                    By: /s/ Michael Pietropola
                                        ---------------------------------------
                                        Michael Pietropola
                                        Vice President - Network Operations
                                        Support

                                    VENDOR:

                                    SPECTRASITE COMMUNICATIONS,
                                    INC.



                                    By: /s/ Terry L. Armant
                                        ---------------------------------------
                                        Terry L. Armant
                                        Vice President

                                    TOWERCO PARENT:

                                    SPECTRASITE HOLDINGS, INC.



                                    By: /s/ Terry L. Aramant
                                        ---------------------------------------
                                        Terry L. Armant
                                        Senior Vice President - Operations